                                                                   EXHIBIT 10.15

                   FIBER OPTIC CABLE ON FREEWAYS IN MISSOURI
                                SECOND AMENDMENT


     This second amendment to the Agreement executed July 29, 1994 is entered into by the Missouri Highway and Transportation Commission (hereinafter the "MHTC") and Digital Teleport, Inc., (hereinafter the "Fiber Optic Contractor, "or "FOC").

     (1) Paragraph (27), "Wage Laws", in the original Agreement is hereby deleted in its entirety as unnecessary. This contract is a service contract, and not a public works contract.

     (2) All other terms and conditions of the original Agreement as previously amended at Paragraph (23), shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date last written below.

     Executed by Digital Teleport, Inc. this   28th   day of  October  , 1994.
                                             --------        ----------
     Executed by the Commission this   7th   day of  November  , 1994.
                                     -------        -----------



MISSOURI HIGHWAY AND                   DIGITAL TELEPORT, INC.
TRANSPORTATION COMMISSION


        /s/ Gary Chullino                   /s/ Richard D. Weinstein
---------------------------------      ---------------------------------
     Assistant Chief Engineer           Richard D. Weinstein, President


Attest:                                Attest:

        /s/ Mari Ann Winters           By  /s/ Richard D. Weinstein
---------------------------------          -----------------------------
    Secretary to the Commission
                                       Title     Pres/Secy
                                            ------------------------------

Approved as to Form:                   Approved as to Form:


    /s/ Gregory W. Schroeder              /s/ Richard S. Brownlee III
---------------------------------      ---------------------------------
       Commission Counsel               Richard Brownlee, Attorney at Law